Exhibit 99.3

DATE:	September 18, 2006

TO:	All Employees

FROM:	Harold Gilkey, Chairman and Chief Executive Officer

RE:	Northern Empire Bancshares Acquisition

Sterling Financial Corporation (NASDAQ: STSA) and Northern Empire Bancshares (NASDAQ: NREB) announced today that they have entered into a definitive agreement for the merger of Northern Empire Bancshares (Northern Empire) with and into Sterling Financial Corporation (Sterling). This combination extends Sterling’s leadership position in Western region community banking. The combination of these two businesses brings together complementary commercial and community banking services. Augmented by a strengthened branch network, premier banking products and Hometown Helpful® services, this merger positions both companies for greater success, by building strength on strength, creating a much broader and more effective geographic footprint.
While Sonoma National Bank is expected to initially continue operations as a subsidiary of Sterling Financial Corporation, we anticipate that Sonoma will eventually be merged into Sterling Savings Bank, a subsidiary of Sterling Financial Corporation. Based upon financial data for Sterling and Northern Empire as of June 30, 2006, and assuming the completion of Sterling’s proposed acquisition of FirstBank NW Corp. (NASDAQ: FBNW), the financial data of which is as of June 30, 2006, the combined company is expected to have, upon closing of the merger, approximately $11.2 billion in total assets, $7.3 billion in deposits, $7.8 billion in loans and a market capitalization of approximately $1.7 billion. Sterling and its subsidiaries will serve banking customers in eight Western states.
In the weeks ahead, you will hear much more about this exciting development for Northern Empire Bancshares. I appreciate your commitment and support as we take this new step towards becoming the Third Largest Community Bank in the West, as defined by commercial banks headquartered in the western region with assets of less than $25.0 billion, and we continue to serve our customers as a trusted and admired financial service provider.
On a personal note, Sterling is very good at the integration of acquisitions — it takes a team effort and you are just the team to do it! Three acquisitions so far this year — you are doing a great job, and I truly appreciate all of your efforts everyday!
Please visit the Sterling website at www.sterlingfinancialcorporation-spokane.com to preview a copy of the Investor presentation or listen to an archive of the Investor conference call.

Additional Information and Where to Find It
Sterling Financial Corporation intends to file with the Securities and Exchange Commission a registration statement on Form S-4, and Sterling and Northern Empire Bancshares expect to mail a proxy statement/prospectus to their respective security holders, containing information about the transaction. Investors and security holders of Sterling and Northern Empire are urged to read the proxy statement/prospectus and other relevant materials when they become available because they will contain important information about Sterling, Northern Empire and the proposed merger. In addition to the registration statement to be filed by Sterling and the proxy statement/prospectus to be mailed to the security holders of Sterling and Northern Empire, Sterling and Northern Empire file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission. Investors and security holders may obtain a free copy of the proxy statement/prospectus and other relevant documents (when they become available) and any other documents filed with the Securities and Exchange Commission at its website at www.sec.gov. These documents may also be obtained free of charge from Sterling by requesting them in writing at Sterling Financial Corporation, 111 North Wall Street, Spokane, WA 99201, or by telephone at (509) 227-5389. In addition, investors and security holders may access copies of the documents filed with the Securities and Exchange Commission by Sterling on its website at www.sterlingfinancialcorporation-spokane.com. The documents filed by Northern Empire may also be obtained by requesting them in writing at Northern Empire Bancshares, 801 Fourth Street, Santa Rosa, California 95404, or by telephone at (707) 591-9000. In addition, investors and security holders may access copies of the documents filed with the Securities and Exchange Commission by Northern Empire on its website at www.snbank.com.
Sterling, Northern Empire and their respective officers and directors may be deemed to be participants in the solicitation of proxies from the security holders of Northern Empire with respect to the transactions contemplated by the proposed merger. Information regarding Sterling’s officers and directors is included in Sterling’s proxy statement for its 2006 annual meeting of shareholders filed with the Securities and Exchange Commission on April 13, 2006. Information regarding Northern Empire’s officers and directors is included in Northern Empire’s proxy statement for its 2006 annual meeting of shareholders filed with the Securities and Exchange Commission on April 13, 2006. A description of the interests of the directors and executive officers of Sterling and Northern Empire in the merger will be set forth in Northern Empire’s proxy statement/prospectus and other relevant documents filed with the Securities and Exchange Commission when they become available.
ADDITIONAL INFORMATION AND WHERE TO FIND IT
Sterling intends to file with the Securities and Exchange Commission a registration statement on Form S-4, and Sterling and Northern Empire each expect to mail a proxy statement/prospectus to their respective security holders, containing information about the transaction. Investors and security holders of Sterling and Northern Empire are urged to read the proxy statement/prospectus and other relevant materials when they become available because they will contain important information about Sterling, Northern Empire and the proposed merger. In addition to the registration statement to be filed by Sterling and the proxy statement/prospectus to be mailed to the security holders of Sterling and Northern Empire, Sterling and Northern Empire file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission. Investors and security holders may obtain a free copy of the proxy statement/prospectus and other relevant documents (when they become available) and any other documents filed with the Securities and Exchange Commission at its website at www.sec.gov. The documents filed by Sterling may also be obtained free of charge from Sterling by requesting them in writing at Sterling Financial Corporation, 111 North Wall Street, Spokane, WA 99201, or by telephone at (509) 227-5389. In addition, documents filed with the SEC by Sterling can be obtained, without charge, by directing a request to Sterling Financial Corporation, 111 North Wall Street, Spokane, Washington 99201, Attn: Investor Relations, telephone (509) 227-5389 or on Sterling’s website at www.sterlingfinancialcorporation-spokane.com. The documents filed by Northern Empire may also be obtained by requesting them in writing at Northern Empire Bancshares, 801 Fourth Street, Santa Rosa, CA 95404 or by telephone at (707) 591-9000. In addition, investors and security holders may access copies of the documents filed with the Securities and Exchange Commission by Northern Empire on its website at www.snbank.com.
Sterling, Northern Empire and their respective officers and directors may be deemed to be participants in the solicitation of proxies from the security holders of Northern Empire with respect to the transactions contemplated by the proposed merger. Information regarding Sterling’s officers and directors is included in Sterling’s proxy statement for its 2006 annual meeting of shareholders field with the Securities and Exchange Commission on March 24, 2006. Information regarding Northern Empire’s officers and directors is included in Northern Empire’s proxy statement for its 2006 annual meeting of shareholders filed with the Securities and Exchange Commission on April 13, 2006. A description of the interests of the directors and executive officers of Sterling and Northern Empire in the merger will be set forth in Sterling and Northern Empire’s proxy statement/prospectus and other relevant documents filed with the Securities and Exchange Commission when they become available.
FORWARD-LOOKING STATEMENTS
Except for historical information, all other information in this presentation consists of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about (i) the benefits of the merger between Sterling Financial Corporation (“Sterling”) and Northern Empire Bancshares (“Northern Empire”), including future financial and operating results, cost savings enhancements to revenue and accretion to reported earnings that may be realized from the merger; (ii) Sterling’s and Northern Empire’s plans, objectives, expectations and intentions, dilutions and other statements contained in this presentation that are not historical facts; and (iii) other statements identified by words such as “expects” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” or words of similar meaning generally intended to identify forward-looking statements. These forward-looking statements are based upon the current beliefs and expectations of the management of Sterling and Northern Empire and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the anticipated results discussed in these forward-looking statements because of numerous possible uncertainties.
The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of Sterling and Northern Empire may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; (2) the expected growth opportunities or cost savings from the merger may not be fully realized or may take longer to realize than expected; (3) operating costs, customer losses and business disruption following the merger, including adverse effects on relationships with employees, may be greater than expected; (4) governmental approvals of the merger may not be obtained, or adverse regulatory conditions may be imposed in connection with governmental approvals of the merger; (5) the shareholders of Sterling or Northern Empire may fail to approve the merger; (6) adverse governmental or regulatory policies may be enacted; (7) the interest rate environment may further compress margins and adversely affect net interest income; (8) results may be adversely affected by continued diversification of assets and adverse changes to credit quality; (9) competition from other financial services companies in Sterling’s and Northern Empire’s markets may increase significantly and could adversely affect operations; and (10) an economic slowdown, either nationally or in the market in which Sterling does business, could adversely affect credit quality and loan originations. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Sterling’s and FirstBank’s reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available on the SEC’s website at www.sec.gov. In addition, documents filed with the SEC by Sterling can be obtained, without charge, by directing a request to Sterling Financial Corporation, 111 North Wall Street, Spokane, Washington 99201, Attn: Investor Relations, telephone (509) 227-5389 or on Sterling’s website at www.sterlingfinancialcorporation-spokane.com. The documents filed by Northern Empire may also be obtained by requesting them in writing at Northern Empire Bancshares, 801 Fourth Street, Santa Rosa, CA 95404 or by telephone at (707) 591-9000. In addition, investors and security holders may access copies of the documents filed with the Securities and Exchange Commission by Northern Empire on its website at www.snbank.com
Sterling and Northern Empire caution that the foregoing list of factors is not exclusive. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to Sterling or Northern Empire or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Sterling and Northern Empire do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.